UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2023

Purple Innovation, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37523	47-4078206
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 North Chapel Ridge Rd., Suite 200
Lehi, Utah	84043
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 756-2600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	PRPL	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02. DEPARTURE OF CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Chief Legal Officer, Senior Vice President Transition

On September 21, 2023, Purple Innovation, Inc. (the “Company”) and Casey McGarvey, Chief Legal Officer and Senior Vice President (“CLO”), agreed that Mr. McGarvey will no longer serve as CLO and will transition to Advisor to the Senior Leadership Team of the Company, subject to and in anticipation of a new CLO being appointed by the Company. This transition will begin upon the starting date of the new CLO, which is anticipated to occur on or about October 23, 2023, and Mr. McGarvey will assist with the orderly and smooth transition of the duties and responsibilities of the CLO over the following 60 days. Thereafter, Mr. McGarvey’s duties and responsibilities as Advisor to the Senior Leadership Team will be to support the executive officers and mission of the Company as assigned by the Chief Executive Officer (“CEO”). Mr. McGarvey’s compensation will remain the same during the transition period, and thereafter his compensation will be adjusted as agreed upon by the CEO and Mr. McGarvey to be commensurate with Mr. McGarvey’s duties and responsibilities, taking into consideration his skills, experience and ongoing role with, and importance to, the Company. Mr. McGarvey will continue to be eligible for cash and stock incentives, as determined by the board of directors, and he will receive other benefits provided to executives of the Company.

ITEM 7.01. REGULATION FD DISCLOSURE

On September 27, 2023, Purple issued a press release announcing Mr. McGarvey’s transition from CLO to Advisor to the Senior Leadership Team, and the appointment of Tricia McDermott to the position of CLO upon her start date which is anticipated to be on or about October 23, 2023. A copy of this press release is furnished herewith as Exhibit 99.1 to this Current Report.

The information set forth under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated September 27, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 27, 2023	PURPLE INNOVATION, INC.

	By:	/s/ Bennett Nussbaum
Bennett Nussbaum
Interim Chief Financial Officer

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